UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

ACELRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

351 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 10, 2014, AcelRx Pharmaceuticals, Inc., or the Company, conducted a conference call during which the Chairman of the Board of Directors of the Company and members of its senior management team discussed a business update, financial results for the third quarter ended September 30, 2014 and certain other information. A copy of the transcript of the conference call is attached as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Transcript of AcelRx Pharmaceuticals, Inc. Third Quarter Ended September 30, 2014 Earnings Conference Call on November 10, 2014, at 4:30 p.m. ET.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2014	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Timothy E. Morris
Timothy E. Morris
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Transcript of AcelRx Pharmaceuticals, Inc. Third Quarter Ended September 30, 2014 Earnings Conference Call on November 10, 2014, at 4:30 p.m. ET.